Non-controlling interest	12 Months Ended
Dec. 31, 2011
Non-controlling interest [Abstract]
Non-controlling interest
Note 26 – Non-controlling interest

The Company's consolidated Statement of Operations, Balance Sheet and Statement of Cash Flows include North Atlantic, whose issued share capital is 76.7% owned by the Company. The part of North Atlantic's total shareholders' equity not attributable to the Company is included in non-controlling interest.

In 2007 and 2008 the Company entered into five sale and leaseback arrangements for drilling rigs with Ship Finance, who incorporated subsidiary companies for the sole purpose of owning and leasing the rigs. The Company has recognized these subsidiary companies as VIEs and concluded that Seadrill is their primary beneficiary. Accordingly, these subsidiary companies are included in the Company's consolidated accounts, with the Ship Finance equity in these companies included in non-controlling interest. In 2011, the Company acquired all the shares in one of these Ship Finance companies, Rig Finance II Ltd for $47 million. As a consequence of this, Rig Finance II Ltd is no longer treated as a VIE but a wholly owned subsidiary.

Changes in non-controlling interest in 2011, 2010 and 2009 are as follows:

(In US$ millions)	Scorpion	Archer	Ship Finance	North Atlantic	Total
January 1, 2009	-	14	579	-	593
Changes in 2009	-	9	(60)	-	(51)
2009 net income	-	7	85	-	92
December 31, 2010	-	30	604	-	634
Changes in 2010	2	295	(447)	-	(150)
2010 net income	(2)	1	56	-	55
December 31, 2010	-	326	213	-	539
Changes in 2011	-	(320)	(46)	71	(295)
2011 net (loss)/income	-	(6)	48	39	81
December 31, 2011	-	-	215	110	325